                                                                     EXHIBIT 1.1


                                                                       S&S DRAFT
                                                                   JUNE 12, 2006

                                  GMARKET INC.
                         [ ] AMERICAN DEPOSITARY SHARES
                                  REPRESENTING
                                [ ] COMMON SHARES

                             ----------------------

                             UNDERWRITING AGREEMENT


                                                            [____________], 2006

Goldman Sachs International
Peterborough Court,
133, Fleet Street, London
EC4A 2BB

Cowen and Company, LLC
Four Embarcadero Center, Suite 1200,
San Francisco, CA 94111

As representatives of the several Underwriters named in Schedule I hereto,

Ladies and Gentlemen:


         GMARKET Inc., a company incorporated in the Republic of Korea ("Korea") (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") for whom Goldman Sachs International and Cowen and Company, LLC (the "Representatives") are acting as representatives, an aggregate of [_____] American Depositary Shares ("ADSs") representing [_____] common shares, par value KRW [_____] per share (the "Common Shares"), of the Company. The shareholders of the Company named in Schedule II hereto and identified thereon as the Principal Selling Shareholders (the "Principal Selling Shareholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of [_____] ADSs representing [_____] Common Shares. The Company and A. Bohl Praktijk B.V. (the "DutchCo"), a shareholder of the Company, propose, subject to the terms and conditions stated herein, to sell to the Underwriters, at the election of the Underwriters, up to [_____] and [_____] ADSs, respectively, representing [_____] and [_____] additional Common Shares, respectively. The Principal Selling Shareholders and DutchCo are collectively referred to herein as the "Selling Shareholders". The aggregate of [_____] ADSs representing [_____] Common Shares to be sold by the Company and the Principal Selling Shareholders is herein called the "Firm ADSs" and the aggregate of [_____] ADSs representing [_____] additional Common Shares to be sold by the Company and DutchCo is herein called the "Optional ADSs." The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are


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

herein collectively called the "ADSs." The Common Shares represented by the Firm ADSs are hereinafter called the "Firm Shares" and the Common Shares represented by the Optional ADSs are hereinafter called the "Optional Shares" and the Firm Shares and the Optional Shares are herein collectively called the "Shares."

         The ADSs are to be issued pursuant to a deposit agreement (the "Deposit Agreement"), dated as of [__________], 2006, among the Company, Citibank, N.A., as depositary (the "Depositary"), and holders from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive one Common Share deposited pursuant to the Deposit Agreement.

         1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

              (i) A registration statement on Form F-1 (File No. 333--134794) (the "Initial Registration Statement") in respect of the Shares and the ADSs has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Company after due inquiry, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with
         Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the Preliminary Prospectus relating to the ADSs that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(a)(iii) hereof) is hereinafter called the "Pricing Prospectus"; the final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"); and any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the ADSs is hereinafter called an "Issuer Free Writing Prospectus");

              (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus, if any, has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives for use therein;

              (iii) For the purposes of this Agreement, the "Applicable Time"(1) is [___:_____] [a.m./p.m.] (PST time) on the date of this Agreement. The Pricing Prospectus as supplemented by the Issuer Free Writing Prospectuses and other documents listed in Schedule III hereto, taken together (collectively, the "Pricing Disclosure Package") as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III hereto does not conflict with the information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Prospectus as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

              (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

              (v) A registration statement on Form F-6 (File No. 33-[_____]) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Company after due inquiry, threatened by the Commission (the various


---------
(1) The time chosen should be the time at which, or a time immediately prior to the time, the ADSs are priced.

         parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

              (vi) A registration statement on Form 8-A (File No. 00-[_____]) in respect of the registration of the Shares and the ADSs under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Form 8-A Registration Statement"); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

              (vii) The Company has not sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the capital stock or long-term debt of the Company or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity, results of operations or prospects of the Company (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Pricing Prospectus;

              (viii) The Company does not own any real property; the Company has good title to all personal property owned by the Company, in each case free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by the Company under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company;

              (ix) The Company has been duly incorporated and is validly existing as a corporation under the laws of Korea, with power and authority (corporate and other) to own its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification (if any), or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

              (x) The Company does not have any subsidiary;

              (xi) The Company has all licenses, franchises, permits, authorizations, approvals, orders and other concessions of and from all governmental agencies that are necessary to own or lease its other properties and conduct its business as described in the Pricing Prospectus except for those licenses, franchises, permits, authorizations, approvals, orders and other concessions, the lack of which would not reasonably be excepted to have a Material Adverse Effect; except as disclosed in the Pricing Prospectus, the Company does not have any reasonable basis to believe that any regulatory body is considering modifying, suspending or revoking any such licenses, franchises, permits, authorizations, approvals, orders or concessions, except for those modifications, suspensions or revocations which would not reasonably be expected to have a Material Adverse Effect;

              (xii) The Company's properties and assets are adequately insured against all such risks as are normally insured by other companies conducting similar businesses in Korea;

              (xiii) Except as disclosed in the Pricing Prospectus, the Company is not (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of Korea, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any court or government agency or body (a "Government Agency") in Korea, (C) in violation of its constituent documents, or (D) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except that, with respect to (A) and (D), the existence of such breach or default would not reasonably be expected to have a Material Adverse Effect;

              (xiv) The Company has an authorized capitalization as set forth in the Pricing Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Common Shares contained in the Pricing Prospectus and the Prospectus; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares or the ADSs; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, the Common Shares or any other class of capital stock of the Company (except as set forth in the Pricing Prospectus and the Prospectus under "Description of Capital Stock" and

         "Management"); and the Shares may be freely deposited by the Company and the Selling Shareholders with the Depositary against issuance of ADRs evidencing ADSs; the ADSs, when issued and delivered against payment therefor, will be freely transferable by the Company and the Selling Shareholders to or for the account of the several Underwriters and (to the extent described in the Pricing Prospectus and the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the ADSs under the laws of Korea and of the United States except as described in the Pricing Prospectus and the Prospectus;

              (xv) The Shares to be issued and sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Common Shares contained in the Pricing Prospectus and the Prospectus; and the issuance of such Shares will not be subject to any preemptive or similar rights;

              (xvi) Except as disclosed in the Pricing Prospectus, there are no contracts, agreements or understandings between the Company and any person which grants to such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

              (xvii) This Agreement has been duly authorized, executed and delivered by the Company;

              (xviii) The Deposit Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon issuance by the Depositary of ADRs evidencing ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Pricing Prospectus and the Prospectus;

              (xix) Other than as set forth in the Pricing Prospectus, all dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of Korea be paid to the Depositary in Korean Won that may be converted into foreign currency that may be freely transferred out of Korea, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Korea and are otherwise free and clear of any other tax, withholding or deduction in Korea and without the necessity of obtaining any consents, approvals, authorizations, permissions, orders, registrations, filings, exemptions, waivers, endorsements, licenses, annual inspections, clearances and qualifications of or with any Governmental Agency having jurisdiction over the Company or any of its properties (hereinafter referred to as "Governmental Authorizations") in Korea;

              (xx) The execution and delivery of this Agreement and the Deposit Agreement by the Company and issuance and sale of the Shares to be sold by the Company hereunder and the deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs and the performance by the Company of all of the obligations under this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (B) result in any violation of the provisions of the Articles of Incorporation of the Company or (C) result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such Governmental Agency is required for the execution, delivery and performance by the Company of this Agreement and the Deposit Agreement, the issue and sale of the Shares or the ADSs, the deposit of the Shares being deposited with the Depositary against issuance of ADRs evidencing the ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement, except (i) the registration under the Act of the Shares and the ADSs and the approval of the ADSs for quotation on the National Association of Securities Dealers Automated Quotations National Market System ("NASDAQ"), (ii) the filing of a report with the Ministry of Finance and Economy of Korea in connection with the issuance of the ADSs, which has been made and is in full force and effect, (iii) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (iv) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside Korea and the United States in connection with the purchase and distribution of the Shares and ADSs by or for the account of the Underwriters;

              (xxi) ADSs have been approved for quotation on NASDAQ, subject to notice of issuance;

              (xxii) Except as disclosed in the Pricing Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of Korea or any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by the Company and the Selling Shareholders against the issuance of ADRs evidencing ADSs, (B) the sale and delivery by the Company and the Selling Shareholders of the ADSs to or for the respective accounts of the Underwriters or (C) the sale and delivery outside Korea by the Underwriters of the Shares and ADSs to the initial purchasers thereof in the manner contemplated by this Agreement;

              (xxiii) The Company has not taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and ADSs;

              (xxiv) The statements set forth in the Pricing Prospectus and the Prospectus under the captions "Description of Capital Stock" and "Description of American Depositary Shares", insofar as they purport to constitute a summary of the terms of the Common Shares and the ADSs, respectively, and under the captions "Taxation" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair in all material respects;

              (xxv) Other than as set forth in the Pricing Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or others;

              (xxvi) The Company is not and, after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof, will not be, an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

              (xxvii) At the time of filing of the Initial Registration Statement the Company was not and is not an "ineligible issuer," as defined under Rule 405 under the Act;

              (xxviii) The Company has not delivered an Issuer Free Writing Prospectus to any prospective investor unless (a) such Issuer Free Writing Prospectus was accompanied by the Preliminary Prospectus or (b) the Company had previously delivered to such prospective investor the Preliminary Prospectus;

              (xxix) Except as disclosed in the Pricing Prospectus, the Company owns, possesses, licenses or has other rights to use all material patents, patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other intellectual property necessary or used in any material respect to conduct its business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Pricing Prospectus (collectively, the "Intellectual Property"); and except as disclosed in the Pricing Prospectus, the conduct of the Company's business will not conflict in any material respect with any such rights of others, and the Company has not received any notice of any claim of infringement or conflict with any such rights of others with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company therein except those that (i) do not materially interfere with the use made and proposed to be made of such Intellectual Property by the Company or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;

              (xxx) The Company was not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended, for its taxable year ending December 31, 2005 and has no plan or intention to conduct its business in a manner that would reasonably be expected to result in the Company becoming a PFIC in the future;

              (xxxi) Samil PricewaterhouseCoopers, who have certified certain financial statements of the Company, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

              (xxxii) Except as disclosed in the Pricing Prospectus, no relationship, direct or indirect, exists between or among the Company, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company, on the other, that is required by the Act to be described in the Registration Statement, the Pricing Prospectus and the Prospectus that is not so described;

              (xxxiii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States ("US GAAP"), (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences. Except as disclosed in the Pricing Prospectus, the Company's internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting;

              (xxxiv) Since the date of the latest audited financial statements included in the Pricing Prospectus, there has been no change in the Company's internal control over financial reporting that has materially adversely affected, or is reasonably likely to materially adversely affect, the Company's internal control over financial reporting;

              (xxxv) No material labor dispute work stoppage, slow down or other conflict with the employees of the Company exists or, to the Company's knowledge after due inquiry, is threatened;

              (xxxvi) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations--Critical Accounting Policies" in the Pricing Prospectus and the Prospectus truly, accurately and completely in all material respects describes: (A) accounting policies which the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and which require management's most difficult, subjective or complex judgments ("Critical Accounting Policies"); (B) judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company's board of directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal advisers and independent accountants with regard to such disclosure;

              (xxxvii) Since the date of the latest audited financial statements included in the Pricing Prospectus, the Company has not, other than in the ordinary course of business, (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability

         (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities) that would be material to the Company, and that are not otherwise described in the Pricing Prospectus;

              (xxxviii) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations--Liquidity and Capital Resources" in the Pricing Prospectus and the Prospectus accurately and fully describes: (A) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity, financial condition or results of operations of the Company and are reasonably likely to occur and (B) the Company is not engaged in any transactions with, or has any obligations to, its unconsolidated entities (if any) that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company, including, without limitation, structured finance entities and special purpose entities, or otherwise engaged in, or has any obligations under, any off-balance sheet transactions or arrangements.

              (xxxix) Except as disclosed in the Pricing Prospectus, the Company is not engaged in any material transactions with its directors, officers, management, shareholders, or any other affiliate, including any person who formerly held a position as directors, officers, managers and/or shareholders, on terms that are not available from unrelated third parties on an arm's length basis;

              (xl) The audited annual financial statements and the notes thereto included in the Registration Statement, the Pricing Prospectus and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, and present fairly in all material respects the financial position of the Company as of the dates indicated and the results of operations and the changes in cash flows of the Company for the periods specified; such financial statements have been prepared in conformity with the US GAAP applied on a consistent basis throughout the periods covered thereby;

              (xli) The unaudited interim financial statements as of and for the quarter ended March 31, 2005 and 2006, respectively, and the related note thereto included in the Registration Statement, the Pricing Prospectus and the Prospectus comply in all material respects with the applicable requirements of the Act and the Exchange Act, and present fairly in all material respects the financial position of the Company as of the dates indicated and the results of operations and the changes in cash flow of the Company for the periods specified; such financial statements have been prepared in conformity with the US GAAP applied on a consistent basis throughout the periods covered thereby; the unaudited interim financial statements as of and for the period ended March 31, 2005 and 2006, respectively, have been reviewed by the Company's independent accountants in accordance with Statement of Auditing Standards No. 100;

              (xlii) All amounts payable by the Company under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by Korea on the Company or any authority thereof or therein, nor are any taxes imposed in Korea on, or by virtue of the execution or delivery of, this Agreement;

              (xliii) The Company has paid all taxes and filed all tax returns required to be paid or filed through the date hereof and is not the subject of any dispute with the relevant tax or other appropriate authorities except as may be being contested in good faith and by appropriate proceedings;

              (xliv) Any statistical, industry-related and market-related data included in the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived, and the Company has obtained the written consent for the use of such data from such sources to the extent required;

              (xlv) Except as may be provided herein and as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the issuance and sale of the ADSs;

              (xlvi) Neither the Company nor, to the Company's best knowledge, any director, officer, agent or employee, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to a political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds or taken any other action which violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977;

              (xlvii) Neither the Company nor, to the Company's best knowledge, any of its directors, officers, agents, employees or affiliates is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC"); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC;

              (xlviii) The Company has not entered into any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or a material acquisition or disposition of assets, technologies, business units or businesses; and

              (xlix) The Company has entered into a side letter agreement (the "Depositary Letter") with the Depositary instructing the Depositary, for a period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus covering the public offering of the ADSs (the "Lock-Up Period"), not to accept any shareholder's deposit of any Common Shares in the Company's ADR facility or issue any new ADRs evidencing the ADSs to any existing shareholder subject to the exceptions stated in the Depositary Letter or further instructions by the Company; the Company agrees that it will not release the Depositary from the obligations set forth in, or otherwise amend, terminate or fail to enforce, the Depositary Letter during the Lock-Up Period.

         (b) Each of the Selling Shareholders, severally and not jointly, represents and warrants to, and agrees with, each of the Underwriters and the Company that:

                (i) Such Selling Shareholder, if a natural person, has legal capacity, and if not a natural person, has been duly organized and is validly existing as a company or a limited partnership, as the case may be, in good standing in its jurisdiction of formation (to the extent such qualification applies in such jurisdiction).

                (ii) Except as disclosed in the Pricing Prospectus, all Governmental Authorizations required for the deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery (as defined in Section 4 hereof) for the sale and delivery of the Shares represented by ADSs to be sold by such Selling Shareholder hereunder and for the execution and delivery by such Selling Shareholder of this Agreement and the Power of Attorney hereinafter referred to, and for the sale and delivery of the Shares represented by ADSs to be sold by such Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement and the Power of Attorney and to sell, assign, transfer and deliver the Shares represented by ADSs to be sold by such Selling Shareholder hereunder;

                (iii) The sale of the Shares represented by ADSs to be sold by such Selling Shareholder hereunder, the deposit of the Shares with the Depositary against issuance of the ADRs against issuance of the ADSs evidencing the ADSs to be delivered at such Time of Delivery and the compliance by such Selling Shareholder with all of the provisions of this Agreement and the Power of Attorney and the consummation of the transactions herein and therein contemplated, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the constituent documents of such Selling Shareholder if such Selling Shareholder is a corporation, the partnership agreement of such Selling Shareholder if such Selling Shareholder is a partnership or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

                (iv) Immediately prior to such Time of Delivery such Selling Shareholder will have, good and valid title to, and will be the record and beneficial owner of, the Shares represented by ADSs to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the ADSs representing such Shares and payment therefor pursuant hereto, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

                (v) Neither such Selling Shareholder nor any of its affiliates, nor any person acting on its or their behalf has taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs;

                (vi) All information in respect of such Selling Shareholder or provided by such Selling Shareholder for inclusion in the Registration Statement, the Preliminary

         Prospectus, the Pricing Prospectus including but not limited to the information in the section entitled "Principal and Selling Shareholders" therein does not include any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

                (vii) Such Selling Shareholder has duly executed and delivered a Power of Attorney (the "Power of Attorney"), in the form heretofore furnished to you, appointing the persons indicated in such Power of Attorney, and each of them, as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement;

                (viii)The appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney is to that extent irrevocable; the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether, in the case of Selling Shareholders who are natural persons, by the death or incapacity of such Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if such Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, the Shares shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event;

                (ix) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of Korea, the Netherlands, Luxembourg, the British Virgin Islands or the United States of America, or any political subdivision or taxing authority thereof or therein, in connection with (A) the deposit with the Depositary of the Shares against the issuance of ADRs evidencing the ADSs to be sold by such Selling Shareholder, (B) the sale and delivery by such Selling Shareholder of the Shares to be sold by such Selling Shareholder to or for the respective accounts of the Underwriters or
         (C) the sale and delivery by the Underwriters of the Shares to the initial purchasers thereof in the manner contemplated by this Agreement;

                (x) All amounts payable by such Selling Shareholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by Korea, the Netherlands, Luxembourg, the British Virgin Islands or the United States of America (except such income taxes as may be imposed by Korea, the

         Netherlands, Luxembourg, the British Virgin Islands or the United States of America on payments hereunder to the Underwriter whose net income is subject to tax by Korea, the Netherlands, Luxembourg, the British Virgin Islands or the United States of America or withholding, if any, with respect to any such income tax) or any authority thereof or therein except as described in the Pricing Prospectus nor are any taxes imposed in Korea, Netherlands, Luxembourg, the British Virgin Islands or the United States of America on, or by virtue of the execution or delivery of, such documents;

                (xi) This Agreement has been duly authorized, executed and delivered by such Selling Shareholder;

                (xii) Neither such Selling Shareholder nor any of its affiliates directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, or is a person associated with (within the meaning of Article I (dd) of the By-laws of the National Association of Securities Dealers, Inc.), any member firm of the National Association of Securities Dealers, Inc.; and

                (xiii)Other than this Agreement, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offer and sale of the Shares and the ADSs.

         2. Subject to the terms and conditions herein set forth, (a) the Company and each of the Principal Selling Shareholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Principal Selling Shareholders, at a purchase price per ADS of $[_____], the number of Firm ADSs (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Company and each of the Principal Selling Shareholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Company and all of the Principal Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company and DutchCo agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and DutchCo, at the purchase price per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

         The Company and DutchCo, as and to the extent indicated in Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to [_____] Optional ADSs, at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm ADSs. Any such election to purchase Optional ADSs shall be made [IN PROPORTION TO THE MAXIMUM NUMBER OF OPTIONAL ADSS TO BE SOLD BY THE COMPANY AND DUTCHCO AS SET FORTH IN SCHEDULE II HERETO][INITIALLY WITH RESPECT TO THE OPTIONAL ADSS TO BE SOLD BY THE COMPANY AND THEN DUTCHCO]. Any such election to purchase Optional ADSs may be exercised only by written notice from you to the Company and DutchCo, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company and DutchCo otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         3. Upon the authorization by you of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

         4. (a) The ADSs to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' notice to the Company prior to a Time of Delivery (as defined below) (the "Notification Time"), shall be delivered by or on behalf of the Company and the Selling Shareholders to the Representatives, through the facilities of The Depository Trust Company ("DTC") for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company and the Selling Shareholders to the Representatives at least forty-eight hours in advance of such Time of Delivery. The Company and the Selling Shareholders will cause the certificates representing the ADSs to be made available for checking at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of DTC or its designated custodian (the "Designated Office").

                The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:30 a.m., New York City time, on [_________], 2006 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional ADSs, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the "First Time of Delivery", such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

                (b) The documents to be delivered each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Section 8 hereof, will be delivered at the offices of Shearman & Sterling LLP, 12th Floor, Gloucester Tower, The Landmark, 11 Pedder Street, Central, Hong Kong (the "Closing Location"), and the ADSs will be delivered as specified in Section (a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at [3:00] p.m., Hong Kong time, on [the New York Business Day next preceding such Time of Delivery][Monday ____________, 2006], at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

         5.     (a) The Company agrees with each of the Underwriters:

                      (i) To prepare the Prospectus in a form approved by you,
                which approval shall not be unreasonably withheld, and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery if you shall have reasonably objected to such amendment; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required in connection with the offering or sale of the ADSs; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the ADSs, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

                       (ii) Promptly from time to time to take such action as
                you may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs, which period shall in no event extend for more than two years from the later of the effective date of the Registration Statement and any Registration Statement filed pursuant to Rule 462(b); provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                       (iii) Prior to 10:00 a.m., New York City time, on the New
                York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                       (iv) To make generally available to its securityholders
                as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company (which need not be audited) complying with
                Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                       (v) During the Lock-Up Period, not to (A) offer, sell,
                contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly, other than pursuant to the employee stock option plan existing on the date of this Agreement or options outstanding as of the date hereof, or file with the Commission a registration statement under the Act relating to, any Common Shares or ADSs, or any securities of the Company that are substantially similar to the Common Shares or ADSs, including but not limited to any securities that are convertible into or exchangeable or exercisable for, or that represent the right to receive, any Common Shares or ADSs (collectively, the "Locked Securities"),
                (B) enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Locked Securities, whether any of these transactions are to be settled by delivery of such Lock Securities or other securities, in cash or otherwise, or (C) publicly disclose the intention to make any offer, sale, pledge, disposition or filing, without the prior written consent of the Representatives;

                       (vi) Notwithstanding the restrictions contained in the
                preceding paragraph (v), if (A) during the last [17] days of the Lock-Up Period, the Company releases earnings results or announces material news or a material event or (B) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the [15]-day period following the last day of the Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the [18]-day period beginning on the date of the release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such an extension; the Company will provide the Representatives and each shareholder subject to the Lock-Up Period pursuant to the Lock-Up Agreement (as defined in Section 8(l) hereof) with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period;

                       (vii) To furnish to its shareholders as soon as
                practicable after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and certified by independent public accountants and prepared in conformity with generally accepted accounting principles in the U.S. ("U.S. GAAP")) and, as soon as practicable after the end of each of the first three quarters of each fiscal year prepared in accordance with US GAAP (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                       (viii)During a period of three years from the effective
                date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

                       (ix) To file all documents required to be filed with the
                Commission pursuant to the Exchange Act within the time periods required by the Exchange Act and the rules and regulations of the Commission thereunder;

                       (x) To use the net proceeds received by it from the sale
                of the ADSs pursuant to this Agreement in all material respects in the manner specified in the Pricing Prospectus under the caption "Use of Proceeds";

                       (xi) Prior to each Time of Delivery to deposit the Shares
                with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs may be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery;

                       (xii) Not to take, directly or indirectly, any action
                which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale or the Shares and the ADSs;

                       (xiii) To use its best efforts to list for quotation the
                ADSs on NASDAQ;

                       (xiv) If the Company elects to rely upon Rule 462(b), the
                Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

                       (xv) To indemnify and hold each Underwriter harmless
                against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, [offer and distribution] of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement; and

                       (xvi) To register the issuance of the Shares with the
                registry offices of the competent Korean courts having jurisdiction over the Company within two weeks from the issuance of the Shares.

                (b) Each of the Selling Shareholders, severally and not jointly, agrees with each of the Underwriters:

                       (i) Prior to each Time of Delivery, to deposit, or cause
                to be deposited the Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs may be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery;

                       (ii) Not to take, and not permit any of its affiliates or
                any person acting on its behalf, to take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares or the ADSs;

                       (iii) To indemnify and hold each Underwriter harmless
                against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by such Selling Shareholder and the execution and delivery of this Agreement and the Deposit Agreement; provided, however, that such Selling Shareholder shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the Shares or ADSs by any Underwriters in a manner other than that as is customary in such transactions; and

                       (iv) In order to document the Underwriters' compliance
                with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-8 or W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the ADSs that would constitute a "free writing prospectus" as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the ADSs that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III(a) hereto;

         (b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending and including delivery of any Issuer Free Writing Prospectus only to such prospective investors who have already received or are contemporaneously receiving (by hyperlink or otherwise) the Preliminary Prospectus; the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act, including without limitation making at least one version of a "bona fide electronic road show" (as such term is defined in Rule 433(h) of the Act) available without restriction by means of graphic communication to any person, to avoid a requirement to file with the Commission any electronic road show that is a written communication;

         (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

         7. The Company covenants and agrees with the several Underwriters that
(a) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares and ADSs under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement the ADR Registration Statement, the Form

8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Deposit Agreement, the Blue Sky memorandum, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares and ADSs; (iii) all expenses in connection with the qualification of the ADSs for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with applying to include the ADSs for quotation on NASDAQ; (v) all roadshow expenses including travel, accommodation and meal expenses; (vi) all fees and expenses (including fees, disbursements and expenses of counsel to the Underwriters) incurred by the Underwriters in connection with the transactions contemplated by this Agreement; (vii) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the ADSs; and (b) the Company will pay or cause to be paid: (i) all expenses and taxes arising as a result of the deposit by the Company and each of the Selling Shareholders of the Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to the Company, of the sale and delivery of the ADS and the Shares by the Company to or for the account of the Underwriters, of the sale and delivery of the ADSs and the Shares by the Underwriters to each other, and of the initial purchasers thereof in the manner contemplated under this Agreement, including, in any such case, any Korean income, capital gains, withholding, transfer or other tax asserted against an Underwriter by reason of the purchase and sale of an ADS or a Share pursuant to this Underwriting Agreement; (ii) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters, in connection with the initial purchase of ADSs and the Shares); (iii) the fees and expenses of the Authorized Agent (as defined in Section 15 hereof); (iv) the cost of preparing the ADRs; (v) the cost and charges of any transfer agent or registrar; and (vi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section; [and (c) such Selling Shareholders will pay or cause to be paid all costs and expenses incident to the performance of such Selling Shareholder's obligations hereunder which are not otherwise specifically provided for in this Section, including (i) any fees and expenses of counsel for such Selling Shareholder, (ii) such Selling Shareholder's pro rata share of the fees and expenses of the Attorneys-in-Fact and the Custodian and (iii) all expenses and taxes incident to the sale and delivery of the ADSs to be sold by such Selling Shareholder to the Underwriters hereunder; provided, however, that the foregoing agreement is subject to a letter agreement entered into between the Company and the Representatives.

         8. The obligations of the Underwriters hereunder, as to the ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of its and their obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the Company's best knowledge, threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or, to the Company's best knowledge, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

     (b) Shearman & Sterling LLP, United States counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to the Underwriters;

     (c) Woo Yun Kang Jeong & Han, Korean counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to the Underwriters;

     (d) Debevoise & Plimpton LLP, United States counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

          (i) This Agreement has been duly executed and delivered by the Company;

          (ii) The Deposit Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary and that each of the Depositary and the Company has full power, authority and legal right to enter into and perform its obligations thereunder, constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization and similar laws of general applicability relating or affecting creditors' rights generally and to general principles of equity;

          (iii) Upon due issuance by the Depositary of the ADRs evidencing ADSs being delivered at such Time of Delivery against the deposit of Shares to be deposited by the Company in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement;

          (iv) Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 15 of this Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to this Agreement or the transactions contemplated hereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in Section 15 hereof; and service of process effected on such agent in the manner set forth in Section 15 hereof will be effective to confer valid personal jurisdiction over the Company;

          (v) The issue and sale of the Shares being delivered at such Time of Delivery to be sold by the Company and the deposit of the Shares being deposited by the Company with the Depositary against issuance of the ADRs with respect to such Shares to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation of the Company or any statute or any order, rule or regulation known to such counsel of any United States Federal or New York Governmental Agency having jurisdiction over the Company or any of its properties;

          (vi) No Governmental Authorization of the United States or the State of New York is required for the issue and sale of the Shares and the ADSs or the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Act of the Shares and the ADSs, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares and the ADSs by the Underwriters;

          (vii) The statements set forth in the Prospectus under the caption "Description of American Depositary Shares", insofar as they purport to constitute a summary of the terms of the Deposit Agreement and the ADSs, and under the captions "Shares Eligible for Future Sale", "Taxation" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (viii) The Company is not an "investment company", as such term is defined in the Investment Company Act;

          (ix) The Registration Statement and the ADS Registration Statement have become effective under the Act and, to the best of such counsel's knowledge after due inquiries, no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement has been issued under the Act and no proceeding has been initiated or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(a) under the Act has been made in accordance with Rule 424(b) under the Act;

          (x) The Registration Statement, the ADS Registration Statement and the Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; and

          (xi) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus or the Prospectus, except for those referred to in the opinion in subsection (viii) of this Section 8(d), they have no reason to believe (A) that, any part of the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when such part or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) that the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (C) that, as of its date and as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required.

     In rendering such opinion, such counsel may state that they express no opinion as to the laws other than the law of the State of New York (its internal laws) and the federal laws of the United States and may contain such assumptions and qualifications as are customary for transactions of this nature;

     (e) Bae, Kim & Lee, Korean counsel for the Company, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Korea, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

          (ii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

          (iii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the Shares to be deposited by the Company and the Selling Shareholders or the ADSs to be purchased from the Company under this Agreement which have not been complied with; the Shares to be deposited by the Company and the Selling Shareholders may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing ADSs; the ADSs and the Shares to be deposited by the Company and the Selling Shareholders are freely transferable by the Company to or for the account of the several Underwriters in the manner contemplated herein and the initial purchasers thereof; and there are no restrictions on subsequent transfers of the ADSs or the Shares except as described in the Prospectus under "Shares Eligible for Future Sale" and "Underwriting"; and the Shares conform to the description of the Common Shares contained in the Prospectus;

          (iv) The Shares to be issued and sold by the Company have been duly and validly authorized and, when issued and delivered by the Company in accordance with the terms of this Agreement and the Deposit Agreement against payment in full of consideration, will have been validly issued as fully paid and non-assessable (meaning that no further sums are payable to the Company on such Shares), and such Shares will not be subject to any pre-emptive or similar rights under Korean law or the Company's Articles of Incorporation;

          (v) All of the outstanding shares of Preferred Stock conform in all material respects to the description thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus; and prior to or concurrently with the First Time of Delivery, all of the shares of Preferred Stock will be converted into Common Shares and such Common Shares will be duly authorized, validly issued and fully paid and non-assessable;

          (vi) This Agreement has been duly authorized, executed and delivered by the Company;

          (vii) The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (viii) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in Korea in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in Korea of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement or any other documents be filed or recorded with any court or other authority in Korea or that any stamp or similar tax in Korea be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder;

          (ix) Insofar as matters of Korean law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

          (x) The execution and delivery of this Agreement and the Deposit Agreement by the Company, the issuance and sale of the Shares and the ADSs being delivered at such Time of Delivery to be sold by the Company and the deposit of the Shares being deposited by the Company with the Depositary against issuance of the ADSs evidencing the ADRs to be delivered at such Time of Delivery by the Company and the performance by the Company with all of the obligations under this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Articles of Incorporation of the Company or any statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over the Company or any of its properties;

          (xi) To the best of such counsel's knowledge, the Company does not own any real property; and any real property and buildings held under lease by the Company are held by the Company under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions, abstracts, reports, policies and certificates);

          (xii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which would individually or in the aggregate have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

          (xiii) No Governmental Authorization of or with any Governmental Agency is required in Korea for the execution and delivery of this Agreement and the Deposit Agreement by the Company, the issuance and sale of the Shares and the ADSs by the Company, the deposit of the Shares being deposited by the Company with the Depositary against issuance of the ADSs evidencing the ADRs to be delivered at such Time of Delivery by the Company or the consummation by the Company of the transactions contemplated by this Agreement;

          (xiv) The statements in the Prospectus under "Enforcement of Civil Liability Provision of the Federal Securities Laws," "Laws and Regulations," "Korean Foreign Exchange Controls and Securities Regulations" and "Taxation" to the extent such statements relate to matters of law or regulation or to the provisions of documents therein described, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect; the statements set forth in the Prospectus under the captions "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Common Shares and ADSs, and under the captions "Taxation" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

          (xv) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of Korea or to any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by the Company and the Selling Shareholders against the issuance of ADRs evidencing the ADSs (B) the sale and delivery by the Company of the ADSs and the Shares to or for the respective accounts of the Underwriters or (C) the sale and delivery outside Korea by the Underwriters of the ADSs and the Shares to the initial purchasers thereof in the manner contemplated herein;

          (xvi) The Company's agreement to the choice of law provisions set forth in Section 19 hereof will be recognized by the courts of Korea; the Company can sue and be sued in its own name under the laws of Korea; the irrevocable submission of the Company to the exclusive jurisdiction of a New York Court, the waiver by the Company of any objection to the venue of a proceeding of a New York Court and the agreement of the Company that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 15 hereof will be effective, insofar as the law of Korea is concerned, to confer valid personal jurisdiction over the Company; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under this Agreement would be enforceable against the Company in the courts of Korea.

          (xvii) The indemnification and contribution provisions set forth in
     Section 9 hereof do not contravene the public policy or laws of Korea;

          (xviii) All dividends and other distributions declared and payable on the shares of capital stock of the Company, under the current laws and regulations of Korea to be paid in Korean Won (including any such dividends or distributions to be paid to the Depositary), may be converted into foreign currency that may be freely transferred out of Korea, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Korea and are otherwise free and clear of any other tax, withholding or deduction in Korea and without the necessity of obtaining any Governmental Authorization in Korea;

          (xix) The Company has all licenses and concessions of and from all Governmental Agencies that are necessary to own or lease its properties and conduct its businesses as described in the Prospectus; and the Company has all franchises, permits, authorizations, approvals and orders and other licenses and concessions of and from all Governmental Agencies that are necessary to own or lease its other properties and conduct its businesses as described in the Prospectus except for such licenses, franchises, permits, authorizations, approvals and orders the failure to obtain which will not have a Material Adverse Effect;

          (xx) The Company is neither in violation of its constituent documents nor in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (xxi) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Prospectus or the Prospectus, except for those referred to in the opinion in subsection (xvii) of this Section 8(d), they have no reason to believe (A) that, any part of the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when such part or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (B) that the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (C) that, as of its date and as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     In giving such opinion, such counsel may state that with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (c) of this Section 8;

     (f) Patterson, Belknap, Webb & Tyler LLP, counsel for the Depositary shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

          (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and legally binding obligation of the Depositary, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (ii) Upon execution and delivery by the Depositary of ADRs evidencing the ADSs against the deposit of Shares in accordance with the provisions of the Deposit Agreement, the ADSs will be validly issued and will entitle the holders of the ADSs to the rights specified in those ADRs and in the Deposit Agreement; and

          (iii) The legal entity for the issuance of ADRs filed a registration statement for the ADSs on Form F-6 under the Act and the staff of the Commission has informed such counsel that the Commission declared hat registration statement effective and, to the best of such counsel's knowledge after due inquiries, no stop order suspending the effectiveness of the ADS Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the ADS Registration Statement, and each amendment as of their respective effective dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations thereunder;

     (g) The respective counsel for each of the Selling Shareholders, as indicated in Schedule II hereto, each shall have furnished to you their written opinion with respect to each of the Selling Shareholders for whom they are acting as counsel, dated [such] [First] Time of Delivery, in form and substance satisfactory to you, to the effect that:

          (i) A Power of Attorney has been duly executed and delivered by such Selling Shareholder and constitute valid and binding agreements of such Selling Shareholder in accordance with their terms;

          (ii) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder; and the sale of the Shares or ADSs to be sold by such Selling Shareholder hereunder and thereunder and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Power of Attorney and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the constituent documents of such Selling Shareholder if such Selling Shareholder is a corporation[,] [the Partnership Agreement of such Selling Shareholder if such Selling Shareholder is a partnership] or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

          (iii) No Governmental Authorization of or with any Governmental Agency in [jurisdiction of incorporation] is required for the consummation of the transactions contemplated by this Agreement and the Deposit Agreement, except [name any such consent, approval, authorization or order] which [has] [have] been duly obtained and [is] [are] in full force and effect, such as have been obtained under the Act and such as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of such Shares or ADSs by the Underwriters;

          (iv) Immediately prior to such [the First] Time of Delivery, such Selling Shareholder had good and valid title to, and was the record and beneficial owner of, the Shares or ADSs to be sold at [such] [the First] Time of Delivery by such Selling Shareholder under this Agreement and the Deposit Agreement, free and clear of all liens, encumbrances, equities or claims, and had full right, power and authority to sell, assign, transfer and deliver the Shares or ADSs to be sold by such Selling Shareholder hereunder and thereunder;

          (v) Assuming that neither the Underwriters, nor the agents acquiring possession of such Shares or ADSs on their behalf, has notice of any adverse claim to such Shares or ADSs (or the agent's acquiring possession of such certificate or certificates for such Shares or ADSs on the Underwriters' behalf) and paying the purchase price therefor pursuant to the Underwriting Agreement, each of the several Underwriters will be a "protected purchaser" of such Shares or ADSs to be purchased by it (within the meaning of Section 8-303 of the New York UCC) and will acquire its interest in such Shares or ADSs (including, without limitation, all rights that such Selling Shareholder had or has the power to transfer in such Shares or ADSs) with good and valid title and free and clear of any security interest, mortgage, pledge, lien, encumbrance or any adverse or other claims;

          (vi) Such Selling Shareholder's agreement to the choice of law provisions set forth in Section 19 hereof will be recognized by the courts of [__________]; such Selling Shareholder can sue and be sued in its own name under the laws of [__________]; the irrevocable submission of such Selling Shareholder to the exclusive jurisdiction of a New York Court, the waiver by such Selling Shareholder of any objection to the venue of a proceeding of a New York court and the agreement of such Selling Shareholder that this agreement of such Selling Shareholder shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 15 hereof will be effective, insofar as the law of [__________] is concerned, to confer valid personal jurisdiction over such Selling Shareholder; and judgment obtained in a New York court arising out of or in relation to the obligations of such Selling Shareholder under this Agreement would be enforceable against such Selling Shareholder in the courts of [__________].

          In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside [__________];

     (h) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Samil PricewaterhouseCoopers shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

     (i) (i) The Company shall have not sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (ii) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations or prospects of the Company, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

     (j) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Nasdaq National Market, the New York Stock Exchange or the London Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market; (iii) a general moratorium on commercial banking activities in New York, London or Korea declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom or Korea; (iv) a change or development involving a prospective change in taxation affecting the Company, the Shares or the ADSs or the transfer thereof; (v) the outbreak or escalation of hostilities involving the United States, the United Kingdom or Korea or the declaration by the United States, the United Kingdom or Korea of a national emergency or war or (vi) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom, Korea or elsewhere, if the effect of any such event specified in clause (v) or (vi) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

     (k) The ADSs to be sold by the Company and the Selling Shareholders at such Time of Delivery shall have been duly included, subject to notice of issuance, for quotation on NASDAQ;

     (l) The Company has obtained and delivered to the Underwriters executed copies of an agreement from each of the Selling Shareholders and the other persons listed in Schedule IV hereto, to the effect set forth in Exhibit A (each a "Lock-Up Agreement") in form and substance satisfactory to you;

     (m) The Depositary shall have furnished or caused to be furnished to you at such Time of Delivery certificates satisfactory to you evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company and the Selling Shareholders at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

     (n) The Company shall have complied with the provisions of Section 5(a)(iii) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

     (o) The Company and such Selling Shareholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of such Selling Shareholder (it being understood that in the case of the Selling Shareholders, such certificates may be provided by Attorneys-in-Fact on behalf of the Selling Shareholders), respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and such Selling Shareholder, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and such Selling Shareholder of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (i) of this Section, and as to such other matters as you may reasonably request; and

     (p) The Company has entered into the Depositary Letter with the Depositary instructing the Depositary not to accept any shareholder's deposit of any Common Shares in the Company's ADR facility or issue any new ADRs evidencing the ADSs during the Lock-Up Period.

     [(q) The Company shall have deposited with the Korean Share Depositary certificates in negotiable form representing all of the Shares to be sold by each of the Selling Shareholders hereunder, against issuance by the Korean Share Depositary of a Master Share Certificate evidencing the Shares to be sold by each of the Selling Shareholders to be delivered by book-entry to the Depositary by such Time of Delivery.]

     9. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement, the Pricing Prospectus or the Prospectus or any amendment or supplement thereto, or any Issuer Free Writing Prospectuses, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

     (b) Each of the Selling Shareholders will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement, the Pricing Prospectus or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Selling Shareholder expressly for use therein; and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the liability of each Selling Shareholder pursuant to this subsection 9(b) shall not exceed the product of the number of ADSs sold by such Selling Shareholder and the initial public offering price of the ADSs as set forth in the Prospectus.

     (c) Each Underwriter will indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the ADR Registration Statement, the Pricing Prospectus or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

     (d) Promptly after receipt by an indemnified party under subsection (a),
(b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

     (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the ADSs purchased under this Agreement (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the ADSs purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (f) The obligations of the Company and the Selling Shareholders under this
Section 9 shall be in addition to any liability which the Company and the respective Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

     10. (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such ADSs, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such ADSs, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such ADSs, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

     (b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all of the Shares to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and DutchCo to sell the Optional ADSs shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the ADSs.

     12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason any ADSs are not delivered by or on behalf of the Company and the Selling Shareholders as provided herein, the Company and each of the Selling Shareholders pro rata (based on the number of ADSs to be sold by the Company and such Selling Shareholder hereunder) will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the ADSs not so delivered except as provided in Sections 7 and 9 hereof.

         13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by the Representatives as the representatives of the several Underwriters; and in all dealings with any Selling Shareholder hereunder, you and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of such Selling Shareholder made or given by any or all of the Attorneys-in-Fact for such Selling Shareholder.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of (A) Goldman Sachs International, [Peterborough Court, 133, Fleet Street, London, EC4A 2BB] [68th Floor, Cheung Kong Center, 2 Queen's Road, Central, Hong Kong], Attention:
[_____] and (B) Cowen and Company, LLC, Four Embarcadero Center, Suite 1200, San Francisco, CA 94111, Attention: [_____]; if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to counsel for such Selling Shareholder at its address set forth in Schedule II hereto; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration

Statement, Attention: General Counsel; and if to any shareholder of the Company that is a signatory to the Lock-Up Agreement by mail, telex or facsimile transmission to [_____]; provided, however, that any notice to an Underwriter pursuant to Section 9 (d) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire or telex constituting such Questionnaire, which address will be supplied to the Company or the Selling Shareholders by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and any Selling Shareholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or any Selling Shareholder brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any state or federal court located in the Borough of Manhattan, The City of New York, New York (a "New York Court"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Selling Shareholders has appointed CT Corporation System, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Selling Shareholders represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid; provided that if for any reason the Authorized Agent named above ceases to act as Authorized Agent hereunder for the Company or any Selling Shareholder, the Company or such Selling Shareholder will appoint another person acceptable to the Representatives in the Borough of Manhattan, The City of New York, New York, as Authorized Agent. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders, as the case may be.

     16. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and the Selling Shareholders, as the case may be, will severally indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

     17. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     18. Each of the Company and the Selling Shareholders acknowledges and agrees that (i) the purchase and sale of the Shares pursuant to this Agreement is an arm's-length commercial transaction between the Company and the Selling Shareholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Shareholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or any Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Shareholder on other matters) or any other obligation to the Company or any Selling Shareholder except the obligations expressly set forth in this Agreement and (iv) each of the Company and the Selling Shareholders has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and the Selling Shareholders agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or such Selling Shareholder, in connection with such transaction or the process leading thereto.

     19. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     20. This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

     21. The Company and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     22. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     23. The Company and the Selling Shareholders are authorized, subject to applicable law, to disclose any and all aspects of this potential transaction that are necessary to support any U.S. federal income tax benefits expected to be claimed with respect to such transaction, and all materials of any kind (including tax opinions and other tax analyses) related to those benefits, without the Underwriters imposing any limitation of any kind.

     If the foregoing is in accordance with your understanding, please sign and return to us (one for the Company and for each of the Representatives plus one for each counsel and the Custodian) counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the

Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and each of the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

     Any person executing and delivering this Agreement as Attorney-in-Fact for each Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                  Very truly yours,

                                  GMARKET INC.

                                  By:  .........................................
                                       Name:
                                       Title:


                                  THE SELLING SHAREHOLDERS
                                  NAMED IN SCHEDULE II HERETO, ACTING SEVERALLY



                                  By:  .........................................
                                       Name:
                                       Title:
                                       As Attorney-in-Fact acting on behalf of
                                       each of the Selling Shareholders named in
                                       Schedule II to this Agreement.



Accepted as of the date hereof:

GOLDMAN SACHS INTERNATIONAL
COWEN AND COMPANY, LLC



By:....................................................................
                          (Goldman Sachs International)



By:....................................................................
                          (Cowen and Company, LLC)



On behalf of each of the Underwriters

                                   SCHEDULE I



                                                                                                    NUMBER OF
                                                                                                    OPTIONAL
                                                                                                      ADSS
                                                                         TOTAL NUMBER OF             TO BE
                                                                              FIRM                 PURCHASED IF
                                                                              ADSS                   MAXIMUM
                                                                                                     OPTION
                            UNDERWRITER                                  TO BE PURCHASED            EXERCISED
                            -----------                                  ---------------       ------------------
Goldman Sachs International.....................................
Cowen and Company, LLC..........................................
Thomas Weisel Partners LLC......................................
[NAMES OF OTHER UNDERWRITERS]...................................


































                                                                         ---------------       ------------------


                  Total.............................................     ===============       ==================



                                   SCHEDULE II




                                                                                                   NUMBER OF
                                                                                                   OPTIONAL
                                                                         TOTAL NUMBER OF             ADSS
                                                                               FIRM                  TO BE
                                                                               ADSS                 SOLD IF
                                                                                                    MAXIMUM
                                                                            TO BE SOLD          OPTION EXERCISED
                                                                         ---------------       ------------------
The Company........................................................         6,079,710

The Principal Selling Shareholders (a):
         Ki Hyung Lee..............................................         1,180,000
         Chang Sun Jo..............................................          200,000
         Dae Sik Yang..............................................          265,000
         Sang Kyu Lee..............................................          275,400
         Kwang Jin Ryu.............................................           47,735
         Young Duck Kim............................................          150,000
         Kwang Su Chang............................................          150,000
         Dae Chul Park.............................................          100,000
         Bok Soon Yim..............................................           73,000
         Jae Ho Lee................................................          100,000
         Chung Soon Chun...........................................          100,000
         Sun Min Hong..............................................           45,000
         Techno Pacific Assets Limited.............................            [ ]
         Byung Soo Kim.............................................           50,000
         Kwan Tae Kim..............................................           15,000
         Jae Eui Kim...............................................           30,000
         Young Sun Kim.............................................           50,000
         Chung Hoon Han............................................           30,000
         Song Uk Kim...............................................           20,000
         Ki Hong Kim...............................................           50,000
         Young Soo Seo.............................................           50,000
         Young Il Choi.............................................           11,250
         Sang Man Lee..............................................           20,000
         Si Hyung Lee..............................................           50,000
         Yoon Hyung Lee............................................           50,000
         Doo Hyung Lee.............................................           50,000
         Sook Hyun Lee.............................................           50,000
         Chung Ja Lee..............................................           50,000
         Hyun Sook Lee.............................................           50,000
         Moon Cha Lee..............................................           50,000
         Il Heon Chung.............................................           14,900
         Doo Hyung Lee.............................................           14,900
         Sae Yoon Hwang............................................           2,600
         Yoo Ri Kim................................................           6,300





                                                                                                   NUMBER OF
                                                                                                 OPTIONAL ADSS
                                                                          TOTAL NUMBER OF          TO BE SOLD
                                                                            FIRM ADSS              IF MAXIMUM
                                                                            TO BE SOLD          OPTION EXERCISED
                                                                         ---------------       ------------------

         Kyung Won Kim.............................................           2,520
         Myung Sook Kim............................................           6,300
         Dae Bong Choi.............................................           5,000
         Jae Joon Lee..............................................           2,400
         Chung Soo Park............................................           1,300
         Won Bum Kim...............................................           1,250

DutchCo (b):
         A. Bohl Praktijk B.V. ....................................             -
                                                                         ---------------       ------------------
         Total.....................................................         3,039,855
                                                                         ===============       ==================


     (a) The Principal Selling Shareholders are represented by Debevoise & Plimpton LLP of 13/F, Entertainment Building, 30 Queen's Road Central, Hong Kong, as the United States counsel and Bae, Kim & Lee of Hankook Tire Bldg, 647-15 Yoksam-dong, Kangnam-gu, Seoul 135-723, Korea, as the Korean counsel] and has appointed [Mr. Young Bae Ku] as the Attorneys-in-Fact for each such Principal Selling Shareholder. Techno Pacific Assets Limited is also represented by [ ] of ______________________ as the BVI counsel.

     (b) DutchCo is represented by [FINN DIXON & HERLING LLP OF ONE LANDMARK SQUARE, SUITE 1400, STAMFORD, CT 06901 AS THE UNITED STATES COUNSEL, STIBBE P.C., AS THE DUTCH COUNSEL AND BAE, KIM & LEE AS THE KOREAN counsel] and has appointed [NAMES OF ATTORNEYS-IN-FACT], and each of them, as the Attorneys-in-Fact for DutchCo.

                                  SCHEDULE III

Materials other than the Pricing Prospectus that comprise the Pricing Disclosure
Package:

                                    [To come]

                                   SCHEDULE IV

                List of Persons subject to the Lock-Up Agreement

                                    [To come]